BBH TRUST

BBH SELECT SERIES - LARGE CAP FUND

Class I Shares (BBLIX)

SUPPLEMENT DATED JANUARY 29, 2024

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 28, 2023

(As supplemented August 19, 2023)

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Statement of Additional Information. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Statement of Additional Information.

1.	Effective January 29, 2024, the sections captioned “Portfolio Manager Information” related to the BBH Select Series – Large Cap Fund on page 57 of the Statement of Additional Information is deleted in its entirety and replaced with the following:

Portfolio Manager Information

Large Cap Fund

The following information about the Fund is provided as of October 31, 2023.

Scott Hill

Total Number of Other
Other Accounts Managed by	Accounts Managed/
Scott Hill*	Total Assets (in millions)
Registered Investment Companies	None
Other Pooled Investment Vehicles	1/$282
Other Accounts	13/$7,561
*Mr. Hill became portfolio manager to the accounts listed above of January 29, 2024

No account managed by Mr. Hill has an incentive profit allocation or advisory fee based on the performance of the account.

2.	Effective January 29, 2024, the second paragraph of the “Compensation Structure” section on page 62 of the Statement of Additional Information is deleted in its entirety and replaced with the following:

Compensation Structure

Messrs. Hofer, Hill, Kunz and Steier are Principals of BBH&Co. (collectively the “Principals”). The Principals are paid a salary and variable incentives based on experience, the investment performance of their respective Funds and other portfolios managed or co-managed, and the overall profitability of BBH&Co. Their salaries are determined within a market competitive salary range, based on individual experience and performance, and are consistent with the salaries paid to other Principals of BBH&Co. The variable incentives are composed of three separate elements. The first element is a cash bonus paid at the end of each calendar year based on multiple performance criteria (the “Performance Bonus”). A portion of the Performance Bonus is a deferred award. The second element is a cash bonus paid at the end of each calendar year based on the profitability of BBH&Co. (the “Principal’s profit share”). The third and typically the smallest element is participation in a profit-sharing plan that allows all employees to share in the success of BBH&Co. in meeting its profit objectives. This participation is a uniform portion of each employee’s salary plus eligible bonus payments and is paid to each employee’s 401K account. The main criteria for establishing the Principals Performance Bonuses are the investment performance of their respective Funds and certain other funds and separate accounts managed by the Principals, their leadership, collaboration, and communication skills. The Principals’ profit share is consistent with the percentage received by other Principals of BBH&Co.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.